UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2009

NEW GENERATION BIOFUELS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Florida	1-34022	26-0067474
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5850 Waterloo Road, Suite 140
Columbia, Maryland 21045
(Address of principal executive offices, zip code)

(410) 480-8084
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 13, 2009, New Generation Biofuels Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2009.  A copy of the press release is furnished as Exhibit 99.1 hereto and is hereby incorporated by reference into this Item 2.02.

The information contained in this current report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 7.01	Regulation FD Disclosure

On November 13, 2009, after the Company’s third quarter financial results conference call, the Company’s President, Chief Executive Officer and Chief Financial Officer, in response to a question from a listener inadvertently  disclosed financial guidance that was not included in the earnings release  The guidance was a forecast that  the Company’s breakeven point could occur at sales of about 13 million gallons per year.  The Company notes that this guidance is based upon a number of current assumptions that were not discussed in detail on the conference call, including cost structure, commodity pricing which varies continuously, customer sales contracts and sublicensing among other factors.  Actual results could vary significantly from this forecast. The Company also notes that it did not address on the conference call when it would reach sales of 13 million gallons, stating only that it has contracts for up to 10 million gallons per year, that it would need to expand capacity at its existing plant to be able to produce that volume of fuel on an annual basis and that the Company needs to obtain air permits to produce more than 3.6 million gallons in a calendar year. A replay webcast of the conference call is available on the Company’s website at www.newgenerationbiofuels.com.

              This information is being furnished solely to satisfy the requirements of Regulation FD in light of the inadvertent disclosure. A replay webcast of the conference call is available on the Company’s website at www.newgenerationbiofuels.com.  The information under Item 7.01 in this Current Report on Form 8-K will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Exhibits.

The exhibits required by this item are set forth on the Exhibit Index attached hereto.

Exhibit Number	Description

99.1	Press Release, dated November 13, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST	NEW GENERATION BIOFUELS HOLDINGS, INC.

Date: November 13, 2009	By:	/s/ Cary J. Claiborne
Cary J. Claiborne
President, Chief Executive Officer & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated November 13, 2009